UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the

Securities Exchange Act of 1934

Date of Report (Date of earliest event reported) June 21, 2011

CONSOLIDATED CAPITAL INSTITUTIONAL PROPERTIES/3, LP

(Exact name of Registrant as specified in its charter)

Delaware	0-14187	94-2940208
(State or other jurisdiction	(Commission	(I.R.S. Employer
of incorporation)	File Number)	Identification Number)

55 Beattie Place

Post Office Box 1089

Greenville, South Carolina 29602

(Address of principal executive offices)

(864) 239-1000

(Issuer's telephone number)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligations of the registrant under any of the following provisions:

[ ]   Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

[ ]   Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

[ ]   Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

[ ]   Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 2.01   Completion of Acquisition or Disposition of Assets.

Consolidated Capital Institutional Properties/3, LP, a Delaware limited partnership (the “Registrant”), owns Lamplighter Park Apartments (“Lamplighter Park”), a 174-unit apartment complex located in Bellevue, Washington.  The assets and liabilities of Lamplighter Park are allocated solely to the holders of the Series B Units of the Registrant for all purposes.  On June 21, 2011, the Registrant sold Lamplighter Park to an affiliate of The Ezralow Company, LLC a Delaware limited liability company (the “Purchaser”).  The Purchaser is not an affiliate of the Registrant.  The total sales price for Lamplighter Park was $25,125,000.The Registrant continues to own and operate two other investment properties, both of which are allocated solely to the holders of Series A units of the Registrant for all purposes.

In accordance with the terms of the Registrant’s Fifth Amendment to the Second Amended and Restated Limited Partnership Agreement, the Registrant’s general partner is currently evaluating the cash requirements of the Registrant to determine what portion of the sale proceeds will be available to distribute to the holders of Series B Units of the Registrant.

Item 9.01   Financial Statements and Exhibits

(b)   Pro forma financial information.

The following unaudited pro forma balance sheet and statements of operations reflect the operations of the Registrant as if Lamplighter Park had been sold on January 1, 2010. The following also excludes the operations of Sienna Bay Apartments, which was previously sold (as reported in a Current Report on Form 8-K dated March 5, 2010).

The pro forma financial statements do not project the Registrant’s results of operations at any future date or for any future period. This pro forma information should be read in conjunction with the Registrant’s Quarterly Report on Form 10-Q for the period ended March 31, 2011 and the Registrant’s Annual Report on Form 10-K for the year ended December 31, 2010.

PRO FORMA BALANCE SHEET

(in thousands)

March 31, 2011

All other assets	$ 3,572
Investment properties, net	15,654
Total Assets	$ 19,226

All other liabilities	$ 995
Mortgage notes payable	25,910
Partners’ deficit	(7,679)
Total Liabilities and Partners’ Deficit	$ 19,226

PRO FORMA STATEMENTS OF OPERATIONS

(in thousands, except per unit data)

	Three Months Ended

Year Ended

 March 31, 2011

December 31, 2010

Operating revenues	$ 1,623	$ 6,460
Operating expenses	2,230	9,283
	(607)	(2,823)

Casualty gain	--	72
Net loss	$ (607)	$ (2,751)

Net loss per limited partnership unit Series A	$ (1.57)	$ (7.11)

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                     CONSOLIDATED CAPITAL INSTITUTIONAL PROPERTIES/3, LP

By:  ConCap Equities, Inc.

General Partner

By:  /s/Stephen B. Waters

Stephen B. Waters

Senior Director of Partnership Accounting

Date: June 27, 2011